UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]

Preliminary Information Statement

[  ]

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[  ]

Definitive Information Statement

STUDIO II PRODUCTIONS, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]        No fee required

[  ]

$125.00 per Exchange Act Rule 0-11(c)(1)(ii) or 14c-5(g) and 0-11

[  ]

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.

Title of each class of securities to which transaction applies:

_________________________________________________________________

2.

Aggregate number of securities to which transaction applies:

_________________________________________________________________

3.

Per unit price or other underlying value of transaction computed pursuant to Exchange

            Act Rule 0-11

_________________________________________________________________

4.

Proposed maximum aggregate value of transaction

_________________________________________________________________

5.

Total fee paid

_________________________________________________________________

[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

STUDIO II PRODUCTIONS, INC.

16/F Honest Motors Building

9-11 Leighton Road

Causeway Bay, Hong Kong

INFORMATION STATEMENT

PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,

AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

INTRODUCTION

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and regulation 14C and Schedule C thereunder, this notice and information statement (the “Information Statement”) will be mailed out on or about August 14, 2009 (the “Mailing Date”) to the shareholders of record, as of June 10, 2009 (the “Record Date”), of Studio II Productions, Inc. (hereinafter referred to as “we,” “us,” “our,” or the “Company”), a Florida corporation. This Information Statement is being circulated to advise the shareholders of actions already approved and taken without a meeting by written consent of our majority shareholder who holds a majority of the voting power of our common stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals set forth herein will not be effective until 20 days after the date this Information Statement is mailed to the shareholders; the Company anticipates that the proposal will become effective on or about September 10, 2009 (the “Effective Date”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The actions to be effective twenty days after the mailing of this Information Statement are as follows:

(1)	An amendment to the Company Articles of Incorporation to change its name to Studio II Brands, Inc.; and
(2)	The Company enacted a one-for-two reverse stock split of the Company’s issued and outstanding common stock.

Attached hereto for your review is an Information Statement relating to the above-described actions. Please read this Information Statement carefully. It describes the essential terms of the amendment to the Company’s Articles of Incorporation and the reverse stock split. Additional information about the Company is contained in its reports filed with the United States Securities and Exchange Commission (the “SEC”). These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of such material may also be obtained from the SEC at prescribed rates. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these reports may be obtained from the SEC’s EDGAR archives at http://www.sec.gov/index.htm.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the following actions were taken pursuant to a Written Consent of the majority shareholder of the Company:

(1)

An amendment to the Company’s Articles of incorporation to change its name to “Studio II Brands, Inc.”  to be effective as of 20 days after the date this Information Statement is mailed to the Company’s shareholders; and

(2)

The Company enacted a one-for-two reverse stock split of the Company’s issued and outstanding common stock, to be effective as of 20 days after the date this Information Statement is mailed to the Company’s shareholders.

The Board of Directors has fixed the close of business on June 10, 2009 as the Record Date for determining the Shareholders entitled to notice of the foregoing corporate action.

This Information Statement has been prepared by our management, and the entire cost of furnishing this Information Statement will be borne by us.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Shareholders of record at the close of business on June 10, 2009, are entitled to notice of the foregoing action to be effective on or about September 10, 2009. Each share of our common stock entitles its holder to one vote on each matter submitted to the shareholders. However, because the shareholder holding a majority of the voting rights of all outstanding shares of common stock as of the Record Date voted in favor of the foregoing action by written consent, and having sufficient voting power to approve such proposal through its ownership of the common stock, no other consents will be solicited in connection with this Information Statement. Only one Information Statement shall be delivered to multiple security holders sharing an address, unless contrary instructions have been received by the Company from one or more security holders. The Company will deliver, promptly upon written or oral request, a separate copy of the Information Statement, to a security holder at a shared address to which a single copy was delivered and will provide instructions to any such security holder as to how they can notify the Company of their wish to receive a separate copy.

The elimination of the need for a meeting of shareholders to approve this action is made possible by provisions of the Florida Business Corporation Act which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our shareholders, our Board of Directors voted to utilize the written consent of the holder of a majority interest of our voting securities. This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholder who holds a majority of the voting power of our capital stock.

August __, 2009

By Order of the Board of Directors,
/s/ Cheung Ming
Cheung Ming, Director

STATEMENTS REGARDING FORWARD LOOKING INFORMATION

THIS INFORMATION STATEMENT AND THE DOCUMENTS INCORPORATED IN THIS DOCUMENT BY REFERENCE CONTAIN FORWARD-LOOKING STATEMENTS WITHIN THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 WITH RESPECT TO OUR FINANCIAL CONDITION AND RESULTS OF OPERATIONS AND BUSINESS.  WORDS SUCH AS “ANTICIPATES,” “EXPECTS,” “INTENDS,” “PLANS,” “BELIEVES,” “SEEKS,” “ESTIMATES” AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS.  THESE FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS.

CURRENT INFORMATION ABOUT THE COMPANY

THE COMPANY

Studio II Productions, Inc. was incorporated under the laws of the State of Florida on May 6, 1996. To date, the Company's only activities have been organizational ones, directed at developing its business plan and raising its initial capital. The Company has not commenced any commercial operations. The Company has no full-time employees and owns no real estate.  The Company is currently a "shell" company with no or nominal operations and no or nominal assets. The Company’s current business plan is to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction or other business arrangement be negotiated and completed pursuant to which the Company would acquire a target company with an operating business, with the intent of continuing the acquired company's business as a publicly held entity. The Company has limited capital with which to provide the owners of the target company with any significant cash or other assets and, as such, the Company will only be able to offer owners of a target company the opportunity to acquire a controlling ownership interest in the Company.

CURRENT DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names and ages of the current directors and executive officers of the Company, the principal positions with the Company held by such persons and the date such persons became a director or executive officer. The executive officers are elected annually by the Board of Directors. The directors serve one year terms or until their successors are elected.

The directors and executive officers currently serving the Company are as follows:

Name	Age	Positions held
Cheung Ming	49	President, Chief Financial Officer, and Director
Cheung Sing	46	Director

Biographical Information

Cheung Ming - Mr. Cheung Ming is 49 years old.  Mr. Cheung Ming currently serves as the Chief Executive Officer, Chief Financial Officer and as a Director of the Company.  In addition to his work with the Company, Mr. Cheung Ming also serves as the Chief Executive Officer of Hengli & Liqi Furniture Limited, a Hong Kong corporation that specializes in furniture production.  Mr. Cheung Ming has worked with Hengli & Liqi Furniture since early 2007.  As the Chief Executive Officer of Hengli &

Liqi Furniture, Mr. Cheung Ming is responsible for the overall business development of the company.  Prior to joining Hengli & Liqi Furniture, Mr. Cheung Ming served as a chief executive officer of a Hong Kong based retail company.  Mr. Cheung Ming has 24 years of experience in the area of retail business.

Cheung Sing – Mr. Cheung Sing is 46 years old.  Mr. Cheung Sing currently serves as a Director of the Company.  In addition to his work with the Company, from January 2003 to the present, Mr. Cheung Sing, has been the Vice President of Hengli & Liqi Furniture Limited which is located in Hong Kong and is in the business of manufacturing indoor furniture.  As Vice President of Hengli & Liqi, Mr. Cheung Sing is responsible for product developments, sales presentation, order executions and customer relations.  From June 2000 to December 2002, Mr. Cheung Sing served as the Director of Operations of China Merchandise Company Limited (CMCL) which is located in Ningbo, China and is in the business of manufacturing outdoor furniture.  As Director of Operations of CMCL, Mr. Cheung Sing was responsible for marketing and sales, order executions and the administration of the office in Ningbo.

Family Relationships

Mr. Cheung Ming and Mr. Cheung Sing are brothers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 10, 2009, certain information with respect to the common stock beneficially owned by (i) each director, nominee to the Board of Directors and executive officer of the Company; (ii) each person who owns beneficially more than 5% of the common stock; and (iii) all directors and executive officers as a group:

Title and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of class
Common	Cheung Ming(1) Unit 1306, 13/F, Tower 2, Ever Gain Plaza, No. 88 Container Port Road Kwai Chung, N.T. Hong Kong	6,546,000	87.38%
Common	Cheung Sing (1) Unit 1306, 13/F, Tower 2, Ever Gain Plaza, No. 88 Container Port Road Kwai Chung, N.T. Hong Kong	0	0.0%
Common	All Directors and executive officers (2 persons)	6,546,000	87.38%

(1)

The person listed is currently an officer, a director, or both, of the Company.

VOTING SECURITIES & INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company’s Bylaws and the Florida Business Corporations Act, a vote by the holders of at least a majority of the outstanding shares of common stock of the Company entitled to vote (the “Voting Shares”) is required to effect the actions described herein. As of the Record Date, the Company had 7,491,350 Voting Shares issued and outstanding, consisting entirely of common stock, which for voting purposes are entitled to one vote per share. The consenting shareholder is the record and beneficial owner of 6,546,000shares of the Company’s common stock, which represents approximately 87.38% of the total number of Voting Shares.

Pursuant to Section 607.0704 of the Florida Business Corporation Act, the consenting shareholder voted in favor of the action described herein in written consents, dated June 10. 2009 and August 4, 2009.  No consideration was paid for the consent. The consenting shareholder’s name, affiliations with the Company and beneficial holdings are as follows: Cheung Ming, our President, Chief Financial Officer and Director, owns 6,546,000 shares of the Company’s common stock.

AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Our Board of Directors and the consenting majority shareholder have adopted and approved resolutions to amend the Articles of Incorporation to change the Company’s name to Studio II Brands, Inc.

REVERSE STOCK SPLIT

Material Terms of the One-For-Two Reverse Stock Split

Our Board of Directors and the consenting majority shareholder have adopted and approved resolutions to effect a one-for-two (1-for-2) reverse stock split of the Company’s outstanding shares of common stock (the “Reverse Split”). The immediate effect of the Reverse Split will be to reduce the total number of outstanding shares of the Company’s common stock from 7,491,350 to approximately 3,745,675 shares presently issued and outstanding. The Reverse Split will affect all of the holders of all classes of the Company’s common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company or proportionate voting power, except for insignificant changes that will result from the rounding of fractional shares.  The Reverse Split will not cause a reduction in the Company’s 100,000,000 shares of authorized common stock.

The Reverse Split will become effective on a date not less than twenty (20) calendar days after we mail this Information Statement to our record Shareholders. Under applicable federal securities laws, the Reverse Split cannot be effective until at least twenty (20) calendar days after the Mailing Date.

No fractional shares will be issued for any fractional share interest created by the Reverse Split; shareholders will receive a full share of common stock for any fractional share interests created by the Reverse Split.

All share certificates which are in existence as of the close of business on the Effective Date, representing issued and outstanding shares of common stock of the Corporation, shall, until surrendered to the Corporation's transfer agent for cancellation, represent one share of the Corporation’s common stock for each two shares previously specified thereon.  The Corporation’s transfer agent is: Manhattan Transfer Registrar Company, P.O. Box 756, Miller Place, NY 11764; 631-928-7655.

Email: www.streettransfer.com

Dissenter’s Rights

The general corporation law of the State of Florida does not provide for dissenter’s rights of appraisal in connection with the above described actions.

ADDITIONAL INFORMATION

If you have any questions about the actions described above, you may contact Cheung Ming, at 16/F Honest Motors Building , 9-11 Leighton Road, Causeway Bay, Hong Kong.  We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”).

Copies of these reports, proxy statements and other information can be obtained at the SEC’s public reference facilities at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additionally, these filings may be viewed at the SEC’s website at http://www.sec.gov.

On July 13, 2009, we filed our annual report on Form 10-K for the fiscal year ended March 31, 2009 with the SEC. Copies of the annual report on Form 10-K (except for certain exhibits thereto), may be obtained, free of charge, upon written request by any shareholder to the Company at 16/F Honest Motors Building , 9-11 Leighton Road, Causeway Bay, Hong Kong. Copies of all exhibits to the annual reports on Form 10-K are available upon a similar request, subject to payment of a $.50 per page charge to reimburse us for expenses in supplying any exhibit.

Exhibits

1.

Amendment to the Articles of Incorporation of Studio II Productions, Inc.

By Order of the Board of Directors,

/s/ Cheung Ming
Cheung Ming, Director

August __, 2009

EXHIBIT 1

ARTICLES OF AMENDMENT

STUDIO II PRODUCTIONS, INC.

Article One shall be amended in its entirety to read as follows:

“This name of the corporation is: “Studio II Brands, Inc.”